UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2007

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition*

On June 6, 2007, Hungarian Telephone and Cable Corp. is hosting a conference call to discuss its financial results for the first quarter 2007. A copy of the presentation material for the conference call is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure*

On June 6, 2007, Hungarian Telephone and Cable Corp. (“HTCC”) is hosting a conference call to discuss its financial results for the first quarter 2007 (at 14:00 UK time, 15:00 CET, 9:00 a.m. ET, 6:00 a.m. PT). A copy of the presentation material for the conference call is furnished herewith as Exhibit 99.1.

You can participate in the conference call by dialling +44 20 8515 2301 (UK), +1-480-629-9564 (International) or +1-888-469-4228 (U.S.) and referencing “Hungarian Telephone and Cable Corp.”. You can access a webcast of the call on the Hungarian Telephone and Cable Corp. web site at http://www.htcc.hu/index.php?id=160&L=1. In addition, a replay will be available two hours after the call has ended and through June 13, 2007. To access the replay of the call, in the UK please dial +44 207 154 2833 and enter conference ID number 3740530; in the US please dial +1-800-406-7325 or internationally dial +1-303-590-3030 and enter conference ID number 3740530. An archived replay of the conference web cast will also be available on the Hungarian Telephone and Cable Corp. web site.

Item 9.01	Financial Statements and Exhibits*

(d)	Exhibits

99.1	Presentation Material for June 6, 2007 Conference Call

*	The information furnished under Item 2.02, Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: June 5, 2007	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

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HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document
99.1	Presentation Material for June 6, 2007 Conference Call

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